SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          SVB FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------

                          SVB FINANCIAL SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, APRIL 27, 2000

                                    5:30 P.M.

         Notice is hereby given that the Annual Meeting of Shareholders of SVB Financial Services, Inc. will be held at the Raritan Valley Country Club, Route 28, Somerville, New Jersey 08876, on Thursday, April 27, 2000 at 5:30 P.M., for the following purposes:

         1. Election of five (5) Directors for the terms as set forth in the accompanying Proxy Statement.

         2. Approval of SVB Financial Services, Inc. 2000 Incentive Stock Option Plan

         3. Approval of SVB Financial Services, Inc. 2000 Directors Stock Option Plan

         4. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only those shareholders of record of SVB Financial Services, Inc. at the close of business on March 15, 2000, shall be entitled to notice of, and to vote at, the meeting. Each share of stock is entitled to one vote.

                                              By order of the Board of Directors



                                              Keith B. McCarthy
                                              Acting Secretary

Somerville, New Jersey
March 30, 2000

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE ASK THAT YOU RETURN YOUR COMPLETED PROXY AS SOON AS POSSIBLE USING THE ENVELOPE PROVIDED AND IN ANY CASE NO LATER THAN 3:00 P.M. ON APRIL 26, 2000.

--------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
IN THE UNITED STATES.
--------------------------------------------------------------------------------

                          SVB FINANCIAL SERVICES, INC.

                               103 West End Avenue
                                  P.O. Box 931

                          Somerville, New Jersey 08876

                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 27, 2000

         This Proxy Statement is furnished to shareholders of SVB Financial Services, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held at 5:30 P.M. on Thursday, April 27, 2000 and all adjournments thereof. This Proxy Statement and accompanying materials are being mailed to shareholders on or about March 30, 2000.

         The close of business March 15, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. As of the record date there were issued and outstanding 2,958,526 shares of Common Stock, with a par value of $2.09 per share (the "Common Stock").

         The Company owns 100% of Somerset Valley Bank (the "Bank"). At this time, the Company's investment in the Bank accounts for virtually all of its assets and source of income. Accordingly, to avoid misleading or incomplete information, portions of the following material discuss the Bank.

         Holders of a majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the purpose of transacting business at the annual meeting. ALL SHAREHOLDERS ARE URGED TO VOTE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENCLOSED RETURN ENVELOPE.

         When properly executed, a proxy will be voted in the manner directed by the shareholder. However, if no contrary specification is made, it will be voted FOR all of the Directors and the proposals listed in this Proxy Statement.

         A proxy may be revoked at any time before it is exercised by written notice to the Secretary of the Company, 103 West End Avenue, Somerville, New Jersey 08876, bearing a date later than the proxy. The presence at the meeting of any shareholder who submitted a proxy shall not revoke such proxy unless such shareholder shall file written notice of revocation with the Secretary of the Company prior to the voting of the proxy. All properly executed proxies which are received by the Secretary and are not revoked will be voted. Where no instructions are indicated, properly executed proxies will be voted "FOR" all of the Directors and the Proposals.

         THIS SOLICITATION IS MADE BY THE MANAGEMENT OF THE COMPANY and the cost thereof shall be borne by the Company. Proxies may be solicited by mail, in person or by telephone or facsimile by directors, officers or employees of the Company and its subsidiary, Somerset Valley Bank. Such persons will receive no additional compensation for their solicitation activities and will be reimbursed only for their actual expenses in connection therewith. The Company will, upon request, reimburse custodians, nominees, and fiduciaries for reasonable expenses in forwarding materials to the proper shareholders. Mr. Willem Kooyker, a Director of the Company, has informed the Company that he is opposed to Proposal 3 "Approval of the SVB Financial Services, Inc. 2000 Directors Stock Option Plan." It is his position that the current compensation of the Board is adequate and an increase at this time is inappropriate.

Voting Rights
         Each share of Common Stock is entitled to one vote (non cumulative) on all matters presented for shareholder vote. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted separately and are not considered as either a vote "FOR" or "AGAINST" in tabulations of votes cast on proposals by the shareholders. Broker non-votes are not counted at all for purposes of determining whether a proposal has been approved.

         Under New Jersey law and the Company's By-Laws a majority of the votes cast at a meeting at which a quorum to transact business is present shall decide the election of Directors. A majority of the votes cast is also needed to approve Proposal 2 and Proposal 3.

Directors/Principal Shareholders/Executive Officers

         In accordance with the By-Laws of the Company, its Board of Directors shall, from time to time, fix the exact number of directors, up to 25. The number is presently fixed at 14. All named below as Directors are presently members of the Board and have served since the Company's inception in 1996. They have also been members of the Board of the Bank since 1990 with the exception of Mr. Bernstein, who has been a member since 1991.

         The Company's Certificate of Incorporation provides that the Board of Directors be classified and divided into three classes, as nearly equal in number as possible. The five (5) Directors listed below have been nominated to serve until the 2003 Annual Meeting or until their successor is elected and qualified, or until their earlier resignation or removal.

         The following table presents the name, title, address, age and principal occupation of each nominee for Director followed by the remaining Directors and the Executive Officers, the number of shares and the percentage of the outstanding shares of Common Stock of the Company beneficially owned, directly or indirectly, by each of them as of March 15, 2000. Each Director with the exception of Mr. Corcoran owns 8,190 options to purchase 8,190 shares at a price of $6.19 per share. These are included in the number of shares listed in the table. These options expire June 26, 2002.

         If Proposal 3 is approved each Director will be granted an option to purchase 4,500 shares of Common Stock at fair market value on the date of the grant. Mr. Kooyker, who objects to Proposal 3, will not be granted these options at this time.

                                                                                     Shares
DIRECTORS                                                                         Beneficially     % of Total
Name, Title, and Address             Age        Principal Occupation                 Owned        Outstanding
------------------------             ---        --------------------                 -----        -----------

Directors Nominated to Serve Until the 2003 Annual Meeting:

John K. Kitchen                      56      President of Title Central               61,320          1.94
  Chairman of the Board & Director           Agency, a title insurance
P.O. Box 421                                 firm
Somerville, NJ 08876

Anthony J. Santye, Jr.               49      Managing Partner of                      53,751(1)       1.70
  Director                                   A. J. Santye and Co., an
36 East Main Street                          accounting and consulting
Somerville, NJ 08876                         firm

G. Robert Santye                     46      Director of Real Estate and              37,220(1)       1.18
  Vice Chairman & Director                   Business Valuation Services
36 East Main Street                          for A. J. Santye and Co.
Somerville, NJ 08876

Herman C. Simonse                    68      President of HCS Consultants, Inc.       45,150          1.43
  Director
93 Douglass Avenue
Bernardsville, NJ 07924

Donald R. Tourville                  63      Chairman and CEO of Zeus                 160,740         5.09
  Director                                   Scientific, Inc., a manufacturer
P.O. Box 38                                  of diagnostic test kits
Raritan, NJ 08869

                                      - 2 -

                                                                                          Shares
DIRECTORS                                                                              Beneficially     % of Total
Name, Title, and Address             Age        Principal Occupation                      Owned        Outstanding
------------------------             ---        --------------------                      -----        -----------
Directors Whose Terms Expire in 2001. (9)

Bernard Bernstein                     62          President & CEO,                        118,040           3.74
  Director                                        Mid-State Lumber Corp.,
200 Industrial Parkway                            a wholesale lumber
Branchburg, NJ 08876                              distributor

Robert P. Corcoran                    59          President & CEO                          42,210(2)        1.34
  President, CEO & Director                       Somerset Valley Bank
12 Harvest Court                                  SVB Financial Services, Inc.
Flemington, NJ 08822

Raymond L. Hughes                     68          President of N.J. Risk                   54,369(3)        1.72
  Director                                        Managers & Consultants
20 West End Avenue
Somerville, NJ 08876

S. Tucker S. Johnson                  34          Farmer                                   63,231           2.00
  Director
P.O. Box 675
Oldwick, NJ 08858

Directors Whose Terms Expire in 2002.

Willem Kooyker                        57          Chairman & CEO of Blenheim              279,547(4)        8.85
  Director                                        Investments, Inc., an international
2 Worlds Fair Drive                               fund management firm
Somerset, NJ 08875

Frank Orlando                         66          Retired                                 135,269(5)        4.28
  Director
786 Princeton Avenue
Brick, NJ 08724

Gilbert E. Pittenger                  75          Retired                                  18,479            .59
  Director
RD #1, Box 91
New Ringgold, PA 17960

Frederick D. Quick                    68          President of Hesco                      194,670(6)        6.16
  Director                                        Electric Supply Co., Inc.,
924 River Road                                    a lighting and electrical
Neshanic Station, NJ 08853                        supply firm

Donald Sciaretta                      44          President of Claremont                   80,920           2.56
  Director                                        Construction Group, Inc.
P.O. Box 808
Far Hills, NJ 07931

Executive Officers
Keith B. McCarthy                     42          Chief Operating                          45,780(7)        1.45
  Executive Vice President &                      Officer of the Bank
  Treasurer                                       Executive Vice President &
501 Red School Lane                               Treasurer of the Company
Phillipsburg, NJ 08865

Arthur E. Brattlof                    56          Executive Vice President &               26,747(8)         .85
9 Steeple Chase Court                             Chief Lending Officer
Bedminster, NJ 07921                              of the Bank
                                                                                        ---------           ----
Total Directors and Executive Officers as a Group                                       1,417,443           44.8


The denominator in determining the % of Total Outstanding Shares was 3,157,943, which includes outstanding stock options for 199,417 shares and 2,958,526 shares issued and outstanding.

Principal Shareholder

         In addition to those named in the above list, the following is a holder of more than 5% of the outstanding shares of the Common Stock.

                                             Shares
                                           Beneficially      % of Total
         Name and Address                     Owned         Outstanding
         -----------------------         ---------------    ------------
         Mark S. Gold, MD                    180,150           5.70
         2002 San Marco Blvd.
         Jacksonville, FL 32207

1) Includes 20,059 shares held by the A. J. Santye Co., PA Profit Sharing Plan over which he and his brother, G. Robert Santye, Vice Chairman of the Company, are trustees.

2) Included in this total are options to purchase 10,080 shares at $3.97 which expire April 30, 2001 and 10,500 shares at $6.19 which expire November 20, 2002.

3) Includes 5,040 shares held by Hughes-Plumer Pension Fund and 28,224 shares held by Hughes-Plumer and Associates Profit Sharing Plan.

4) Includes 100,800 shares held in trusts for his three children and 10,558 shares held in an annuity in which his wife is a trustee.

5) Includes 68,040 shares held by Eight Mountain Trail, Inc. Employees Profit Sharing Plan and 4,000 shares held in trusts for his grandchildren.

6)       Includes 31,500 shares held by Quick Family Investments LP.

7) Includes options to purchase 10,080 shares at $3.97 which expire April 30, 2001 and 10,500 shares at $6.19 which expire November 20, 2002.

8) Includes options to purchase 13,104 shares at $3.97 which expire April 30, 2001 and 10,500 shares at $6.19 which expire November 20, 2002.

9) This does not include Mark Gold, M.D., who served as Director until December 27, 1999 and resigned to pursue other interests.

Section 16(a) Beneficial Ownership Reporting Compliance

         The following Directors failed to file on a timely basis Form 4 as required by Section 16(a) of the Securities Exchange Act of 1934 for the year ended December 31, 1999.

                                                     Number of
                      Director's Name               Late Reports
                  ------------------------          -------------
                  S. Tucker S. Johnson                      7
                  Bernard Bernstein                         2
                  Gilbert Pittenger                         1
                  Donald Sciaretta                          2

Director Committees

         All members of the Board of Directors of the Company also serve on the Board of Directors of the Bank. There are six committees of the Board of Directors of the Company and the Bank.

         The Executive Committee is a committee of the Company and composed of Messrs. Bernstein, Corcoran, Kitchen, Kooyker, Pittenger, Quick, G. R. Santye and Tourville. The Committee reviews and approves the Bank's budget and establishes the Bank's long range and strategic plans.

         The Audit Committee is a committee of the Company and composed of Messrs. Hughes, Johnson, Quick, A. J. Santye, Jr. and Simonse. The Committee formulates the Bank's audit policy, chooses the Company's accounting firm and reviews audits conducted by the Company's internal and external auditors. The members of the Audit Committee are independent as defined by Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards.

         The Audit Committee has reviewed and discussed the financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

         The Audit Committee has received written disclosures and the letter from the independent accountants required by Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the reviews and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 1999 for filing with the Securities and Exchange Commission.

         The Loan Committee is a committee of the Bank and composed of Messrs. Bernstein, Corcoran, Hughes, Kitchen, A. J. Santye, Jr., Sciaretta, Simonse and Tourville. The Committee reviews and approves loans within certain predetermined parameters, monitors the quality of the portfolio and insures that credit/rate risks and the mix of loans are consistent with the Bank's loan and asset/liability management policies.

         The Real Estate Committee is a committee of the Bank and composed of Messrs. Hughes, G. R. Santye, Sciaretta and Simonse, reviews appraisals for real estate mortgages and construction loans and advises the Loan Committee and the Board with respect to real estate lending.

         The Investment Committee is a committee of the Bank and composed of Messrs. Bernstein, Johnson, Kooyker, Orlando and Pittenger and periodically reviews the Bank's investment portfolio for adherence to policy and approves its investment strategy.

         The Compensation Committee is a committee of the Bank and composed of Messrs. Bernstein, Johnson, Kitchen, Kooyker, Orlando, Quick and A. J. Santye, Jr. The Committee approves compensation and bonuses for the Bank's officers.

         Messrs. Corcoran and Kitchen are ex-officio members of all the committees, except the Audit Committee. Mr. McCarthy, is a non-director, non-voting member of the Executive and Investment Committees. Mr. Brattlof is a non-director voting member of the Loan Committee.

         During 1999, the Board of Directors held 12 meetings, the Executive Committee 3 meetings, the Loan Committee 14 meetings, the Audit Committee 3 meetings, the Investment Committee 4 meetings, the Compensation Committee 5 meetings, and the Real Estate Committee 14 meetings. In addition, there is significant communication between the Board of Directors and the Company which occurs apart from the regularly scheduled Board and Committee meetings and as a result, the Bank does not regard attendance at meetings to be the primary criterion to evaluate the contribution made by a Director. During 1999, all Directors attended at least 75% of the total Board and Committee meetings with the exception of Messrs. Hughes and Johnson. Attendance percentages for the Loan Committee and Real Estate Committee are not included in these percentages. Because of the frequency of Loan Committee and Real Estate Committee meetings, only three Director Loan Committee members are required to conduct committee meetings as set forth in the Bank's policy.

Executive Compensation

         The following table summarizes all compensation earned in the past three complete fiscal years for services performed in all capacities for the Company and the Bank with respect to the Executive Officers. The compensation noted in the table has been paid by the Bank. No compensation has been paid by the Company:

                                                     Annual
                                                  Compensation                          All Other
Name and Position                 Year                Salary             Bonus        Compensation
------------------                ----          -----------------    ------------    --------------
Robert P. Corcoran                1999              $156,000          $ 24,570(1)      $ 17,556(3)
President & CEO of                1998               150,000            28,735           16,692(3)
the Company and the Bank          1997               136,500            25,088           16,410(3)


Keith B. McCarthy                 1999               113,000            13,348(1)         6,493(4)
Treasurer of the Company          1998               108,650            15,609           23,233(5)
Chief Operating Officer of        1997               102,500            14,216            4,703(4)
the Bank

Arthur E. Brattlof                1999               104,000            12,285(1)         4,735(2)
Executive Vice President          1998               100,000            14,367            4,624(2)
of the Bank                       1997                88,500            12,204            3,467(2)

1) The Bonus for 1999 is based 75% on a comparison of the Company's results for 1999 in comparison with certain predetermined financial goals, this portion is the amount stated in the table. The remaining 25% is based on a comparison of the Bank's results with a group of 9 similar banks as chosen by the Compensation Committee of the Board.
         Since the results of the peer group are not available at this time, this amount has neither been determined nor paid.

2)       Represents matching amounts contributed by the Bank to the 401(k) Plan.

3) Includes matching contributions to the 401(k) Plan of $6,240 in 1999, $6,799 in 1998 and $5,308 in 1997, Director fees of $5,400 in 1999,
         $4,950 in 1998 and $4,950 in 1997 and term life insurance premiums paid by the Company of $5,916 in 1999, $4,943 in 1998 and $6,152 in 1997.

4) Includes matching contributions to the 401(k) Plan of $5,144 in 1999 and $4,028 in 1997 and life insurance premiums paid by the Company of $1,349 in 1999 and $675 in 1997.

5) Includes matching contributions to the 401(k) Plan of $5,072, life insurance premiums paid by the Company of $1,349 and a gain of $16,812 on the exercise of 7,200 options and their subsequent sale.

         The Bank also maintains various medical, life and disability benefit plans covering all its full-time employees. The Bank also provides automobiles to the three executive officers mentioned in the previous table and one other officer of the Bank. Such officers have some personal use of those vehicles such as commuting to and from the Bank.

Bonus Plan

         During 1999, the Compensation Committee of the Board of Directors approved a bonus plan for the three executive officers listed in the previous table. Under the terms of the plan, cash bonuses will be paid to the executive officers based upon a formula that includes the Company achieving certain predetermined financial goals, the officers achieving certain predetermined personal objectives and the performance of the Bank in comparison to the results of a group of 9 similar banks as chosen by the Committee.

         Bonuses were paid to other employees of the Company, who were employed by the Company for the entire year based on the achievement of certain predetermined financial goals.

1997 Restated Incentive Stock Option Plan

         On April 24, 1997, the shareholders approved the 1997 Restated Incentive Stock Option Plan, which provides for officers and employees of the Company to purchase up to 173,048 shares of Common Stock, as adjusted for splits and a stock dividend. As of March 15, 2000 all options under this Plan have been distributed. The purpose of the Plan is to (i) replace and expand certain existing stock options of the Bank (ii) assist the Company and the Bank in attracting and retaining qualified persons as their employees and (iii) to help insure that employees of the Company and the Bank have shared economic interests with the shareholders of the Company.

         No options were granted under the Plan in 1999.

         The following table depicts information with respect to stock options for the three executive officers listed in the previous table:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND DECEMBER 31, 1999 OPTION/SAR VALUES (1)

----------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                                                 UNEXERCISED               VALUE OF
                           NUMBER OF                             SECURITIES               UNEXERCISED
                             SHARES                              UNDERLYING              IN-THE-MONEY
                            ACQUIRED                           OPTIONS/SARs AT          OPTION/SARs AT
                               ON             VALUE           DECEMBER 31, 1999        DECEMBER 31, 1999
NAME                        EXERCISE         REALIZED            EXERCISABLE              EXERCISABLE
----------------------------------------------------------------------------------------------------------
Robert P. Corcoran           10,080          $50,020               20,580                   $80,220
Keith B. McCarthy            17,640          $83,328               20,580                   $80,220
Arthur E. Brattlof              -                -                 23,604                   $95,436

(1)      All data is adjusted for the 5% stock dividend.


Certain Agreements

         The Company has entered into employment agreements with Messrs. Corcoran, McCarthy and Brattlof. The agreements provide for severance payments in the event the officers are terminated without cause or resign with good reason. Such benefits are equivalent to two times the base salary for Mr. Corcoran payable over 24 months and one times the base salary for Messrs.
McCarthy and Brattlof payable over 12 months. In the event of a change of control all three officers would receive a severance payment equal to two times base salary payable over 24 months plus an annual payment for two years equivalent to the average bonus paid during the last three years of employment.

Benefit Plans

         The Bank maintains a 401(k) Plan covering substantially all employees. Under the terms of the Plan, the Bank will match 67% of an employee's contribution, up to 6% of the employee's salary. Employees become fully vested in the Bank's contribution after five years of service. The Bank contributed $66,000 to the Plan in 1999.

         During 1999, the Bank established a Supplemental Retirement Plan. The Plan covers the three officers listed in the table above. Mr. Corcoran is covered under a defined benefit plan, which provides a benefit of $75,000 per year upon his retirement at age 65 for a period of ten years. Mr. Brattlof and Mr. McCarthy are covered under a defined contribution plan, the object of which is to provide for an income of $50,000 per year each upon their retirement at age 65 for a period of ten years. The Bank expensed $25,000 for these plans in 1999.

Director Compensation

         During 1999, Directors of the Bank received compensation for service on the Board of Directors of $450 per Board of Directors meeting attended and $100 for each committee meeting. Mr. John K. Kitchen as Chairman of the Board received compensation of $30,000 in addition to his other per meeting fees.

         No compensation was paid for Board of Directors meetings of the Company. Directors are paid $100 for each committee meeting attended.

1997 Directors Stock Option Plan

         On April 24, 1997, the shareholders of the Company approved the 1997 Directors Stock Option Plan. The Plan is intended to promote the Company's interest by establishing a mechanism to reward Directors based on future increases in the value of the Company's stock. This will help retain the services of persons who are now Directors and provide incentives for them to exert maximum efforts for the success of the Company and its affiliates.

         On June 26, 1997, each non employee member of the Company's Board of Directors was granted an option to purchase 8,190 shares, as adjusted for the stock splits and stock dividend, of the Common Stock of the Company at $6.19 per share, which was the fair market value of the Common Stock as of that date.

         As there were 14 Directors eligible to participate under the 1997 Directors Stock Option Plan, all of the shares available under the Plan are subject to option. Therefore, no shares were granted during 1999.

Transactions with Related Persons

         It is currently the policy of the Company and Bank not to extend credit or make loans to any of its Directors or their affiliates.

         A partnership made up of, among others, all but one of the Bank's Directors owns and leases the premises to the Bank at 103 West End Avenue and 117 West End Avenue. The lease for 103 West End Avenue, which is the principal banking facility, was reviewed by both the FDIC and the Department of Banking prior to the Bank's opening in 1991 to determine that the terms of the lease are comparable to those the Bank would have received in an arms length transaction with an unaffiliated third party. Neither the FDIC nor the Department of Banking objected to the terms of the lease. The office space at 117 West End Avenue is also leased at such comparable terms.

            PROPOSAL TO APPROVE THE 2000 INCENTIVE STOCK OPTION PLAN

         The purpose of the 2000 Incentive Stock Option Plan is to provide a means by which selected employees of the Company and its affiliates (which includes Somerset Valley Bank and subsidiaries) may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now employees of the Company or of its affiliates, to secure and retain the services of new employees of the Company and of its affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

         The following is a summary of the proposed features of the 2000 Incentive Stock Option Plan, which is qualified in its entirety by reference to the 2000 Incentive Stock Option Plan which is annexed hereto as Exhibit A. As indicated in the text of the 2000 Incentive Stock Option Plan, any provision of the 2000 Stock Option Plan which is determined to be inconsistent with the applicable laws and regulations will be deemed void.

Administration

         The 2000 Incentive Stock Option Plan may be administered by a Committee appointed by the Board of Directors composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All members of such committee shall be Disinterested Persons, to the extent required or desirable under regulations of the United States Securities and Exchange Commission (SEC). Disinterested persons are persons not eligible for awards under the Plan. Under the terms of the 2000 Incentive Stock Option Plan, the Committee has the authority to (i) determine the employees who shall receive the grant of incentive stock options, the time or times at which, options shall be granted, the number of shares of stock subject to each option and the vesting schedule of such options (ii) determine the fair market value of the Common Stock of the Company or of its affiliates, (iii) determine the exercise price per share (but not less than 100% of fair market value) at which options may be exercised, (iv) determine the terms and provisions of each option granted and the forms of each option agreement, and subject to the consent of the optionee, to modify and amend any outstanding option agreement, (v) accelerate or defer (with the consent of the optionee) the date of any outstanding option, to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Committee, (vi) amend the 2000 Stock Option Plan if required by the Internal Revenue Code of 1986, as amended or by Rule 16(b)-3 of the Exchange Act (vii) construe or interpret the 2000
Stock Option Plan, (viii) authorize the sale of shares of Common Stock in connection with exercise of the options, (ix) to effect, with the consent of the optionee, the cancellation of any outstanding options and to grant in substitution thereof new options relating to the same or different numbers of shares, (x) make all other determinations deemed necessary or advisable for the administration of the plan.

Shares Reserved

         Subject to adjustments for certain changes in the number of shares of Common Stock, a total of 150,000 shares of the Company's Common Stock shall be available for issuance under the 2000 Stock Option Plan. Stock subject to the plan may be unissued shares or reacquired shares, bought on the market or otherwise. Incentive stock options may be granted to eligible persons in such number and at such times as the Committee may determine. However, to the extent that the aggregate fair market value (determined at the time of the grant) of stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year under all plans of the Company and its affiliates exceed One Hundred Thousand ($100,000) Dollars, the options or portions thereof that exceed such limit shall be treated as options not qualified for incentive stock option treatment.

Eligibility

         Options under the 2000 Incentive Stock Option Plan may be granted only to employees of the Company or of its affiliates. A Director shall only be eligible for the benefits of the plan if he or she is also an employee, provided, however, a Director shall in no event be eligible for the benefits of the plan unless at the time discretion is exercised in the selection of the Director as a person to whom options may be granted, or in the selection of the Director as a person to whom options may be granted, or in the determination of the number of optioned shares which may be covered by options granted to the
Director: (i) the Committee consists only of non-employee Directors; or (ii) the plan otherwise complies with the requirements of Section 16 (b) and the related SEC roles. This provision does not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

         No person shall be eligible for the grant of an incentive stock option, if, at the time of the grant, such person owns or is deemed to own pursuant to
Section 424 (d) of the Internal Revenue Code of 1986, as amended, stock possessing more than ten (10%) of the total combined voting power of all classes of stock of the Company or of any of its affiliates, unless the exercise price of the option is at least one hundred and ten percent (110%) of the fair market value (as defined in the 2000 Incentive Stock Option Plan) of such stock at the date of the grant and the incentive stock option is not exercisable after the expiration of five (5) years from the date of the grant.

Terms of Options

         The exercise price shall not be less than one hundred percent (100%) of the fair market value (as defined in the 2000 Incentive Stock Option Plan) of the stock subject to the option on the date the option is granted (except as noted under Eligibility with respect to owners of ten (10%) percent of the total combined voting stock of the Company or of any of its affiliates.) No option shall be exercisable after the expiration of five (5) years from the date it was granted and the term of the option shall be stated in the Option Agreement.

         Generally, an option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the option and full payment has been received by the Company. The purchase price of the stock acquired pursuant to the option shall be paid, at the time the option is exercised, to the extent permitted by the statutes and regulations at the time that the option is exercised, either in cash or check.

         In the event that an optionee's continuous status as an employee (as defined in the 2000 Incentive Stock Option Plan) terminates (other than by death or disability), the optionee may exercise his or her option but only prior to
(i) the  expiration of three (3) months after the date of such  termination  and
(ii) expiration of the term of the option as set forth in the Option Agreement, and only to the extent that the optionee was entitled to exercise it as of the date of such termination.

         In the event that an optionee's continuous status as an employee terminates as a result of the optionee's disability, the optionee or his or her personal representative may exercise his or her option, but only within twelve
(12) months from the date of such termination, and only to the extent that such optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the option as set forth in the Option Agreement).

         In the event of the death of the optionee, the option may be exercised, at any time within twelve (12) months of the death of the optionee (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the option as set forth in the Option Agreement.

Nontransferability

         An incentive stock option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by such person.

Amendment

         The Committee at any time may amend the Plan, provided however, that if required or desirable under SEC Rule 16b-3 no amendment shall be made more than once every six (6) months, other than to comport with the changes in the Code, ERISA, or other rules and regulation promulgated thereunder. It is contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and the Options granted thereunder into compliance with the Code and Rule 16b-3.

         The Company will obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with the Code or any successor rule or statute or other rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. The rights and obligations under the options granted before the amendment of the Plan shall not be altered or impaired by the amendment of the Plan unless consented to in writing by the optionee.

Termination

         The Committee may suspend or terminate the Plan at any time, however, the rights and obligations under any obligation granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan except with the consent of the optionee. Unless sooner terminated, the Plan shall terminate within ten (10) years of the date the Plan was adopted by the Board of Directors or approved by the shareholders whichever date is earlier.

Adjustments upon Changes in Capitalization or Merger

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock subject to the Plan and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no option has yet been granted or have been returned to the Plan upon cancellation or expiration, as well as the price per share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of shares of Common Stock effected without consideration by the Company. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive.

         In the event of dissolution or liquidation of the Company, each outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion, declare that any option shall terminate as of a date fixed by the Committee and give each optionee the right to exercise his or her option as to all or any part of the optioned shares, including the shares as to which the option would not otherwise be exercisable.

         In the event of a proposed sale of substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding option shall be assumed or an equivalent option shall be substituted by such successor entity or an affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all optioned shares, including shares as to which the option would not otherwise be vested. Notwithstanding anything to the contrary in the Plan, the Committee may grant options which provide for acceleration of the vesting of shares subject to an option upon Change of Control as defined in the Plan.

Certain Federal Income Tax Consequences

         The following summary generally describes the principal Federal (and not state and local) income tax consequences of options granted under the 2000 Incentive Stock Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant in the 2000 Incentive Stock Option Plan to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

         If an incentive stock option is awarded to a participant in accordance with the terms of the 2000 Incentive Stock Option Plan, no income will be recognized by such participant at the time of the grant.

         Generally, on exercise of an incentive stock option, the participant will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the participant to the alternative minimum tax. Upon the disposition of shares acquired upon exercise of an incentive stock option under the 2000 Incentive Stock Option Plan, the participant will ordinarily recognize long-term or short term capital gain or loss

(depending on the applicable holding period). Generally, however, if the participant disposes of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the optionee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes, the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the optionee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive stock option will ordinarily constitute capital gain. In the case of an optionee subject to the restrictions of Section 16(b) of the Exchange Act, the relevant date in measuring the optionee's ordinary income and the Company's tax deduction in connection with any such disqualifying disposition. May be affected by compliance with the requirements of Section 16 (b).

Shareholder Approval Required

         Approval of the 2000 Incentive Stock Option Plan by the shareholders is required in order for incentive stock options to qualify as "performance-based" compensation under Section 162(m) of the Code, for incentive stock options to meet the requirements of Section 422 of the Code. Approval is also a listing requirement of the NASDAQ National Market.

New Plan Benefits Table

         The Company has not included a benefits table because the number of incentive stock options that will be awarded to employees in the future pursuant to the 2000 Incentive Stock Option Plan cannot be determined at this time. In addition, because no incentive stock option will have an exercise price of less than the fair market value of the Common Stock at the date of shareholder approval, these incentive stock options have no value at the present time.

         The Board of Directors believes that the adoption of the 2000 Incentive Stock Option Plan is in the best interests of the shareholders. Among other things, the 2000 Incentive Stock Option Plan will tend to encourage the retention of equity ownership in the Company by employees, which will tend to align the interest of such employees with the interests of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2000 INCENTIVE STOCK OPTION PLAN.

            PROPOSAL TO APPROVE THE 2000 DIRECTORS STOCK OPTION PLAN

         The 2000 Directors Stock Option Plan was adopted, subject to shareholder approval, by the Board of Directors on January 27, 2000. The 2000 Directors Stock Option Plan is intended to promote the Company's interests by establishing a mechanism to reward Directors based upon future increases in the value of the Company's stock. This will help retain the services of persons who are now Directors and provide incentives for them to exert maximum efforts for the success of the Company and its affiliates.

         The following is a summary of the proposed features of the 2000 Directors Stock Option Plan, which is qualified in its entirety by reference to the 2000 Directors Stock Option Plan which is annexed hereto as Exhibit B. As indicated in the text of the 2000 Directors Stock Option Plan, any provision of the 2000 Directors Stock Option Plan which is determined to be inconsistent with the applicable laws and regulations will be deemed void.

Administration

         The 2000 Directors Stock Option Plan may be administered by a Committee appointed by the Board of Directors composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan.

No member of the Committee may be an employee or officer of the Company or any affiliate. Under the terms of the 2000 Directors Stock Option Plan, the Committee has the authority to (i) determine the fair market value of the Common Stock of the Company or of its affiliates, (ii) determine the terms and provisions of each option granted and the forms of each option agreement, and subject to the consent of the optionee, to modify and amend any outstanding option agreement, (iii) accelerate or defer (with the consent of the optionee) the date of any outstanding option, (iv) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option, (v) construe or interpret the 2000 Directors Stock Option Plan, (vi) authorize the sale of shares of Common Stock in connection with exercise of the options, (vii) to effect, with the consent of the optionee, the cancellation of any outstanding options and to grant in substitution thereof new options relating to the same or different numbers of shares, (viii) make all other determinations deemed necessary or advisable for the administration of the plan.

Shares Reserved

         Subject to adjustments for certain changes in the number of shares of Common Stock. A total of 60,000 shares of the Company's Common Stock shall be available for issuance under the 2000 Directors Stock Option Plan. Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility and Grant of Options

         Upon approval of the 2000 Directors Stock Option Plan each non-employee member of the Company's Board of Directors as of December 31, 1999, with the exception of Mr. Kooyker, who has declined to participate in the Plan at this time, will be granted an option to purchase 4,615 shares of the Common Stock at 100% of the fair market value as of the date of shareholder approval. As of March 15, 2000, the fair market value of the Common Stock is $8.875 per share. A Director is not eligible to participate if he/she is also an officer or employee. The only person who is both a Director and an Officer is Mr. Robert
Corcoran. Accordingly, as a group all Directors, with the exception of Mr. Kooyker, who are not officers or employees will receive options to purchase 55,380 shares available under the 2000 Directors Stock Option Plan upon approval by the shareholders.

Terms of Options

         The exercise price shall not be less than one hundred percent (100%) of the fair market value (as defined in the 2000 Directors Stock Option Plan) of the stock subject to the option on the date the option is granted. No Option shall be exercisable after the expiration of five (5) years from the date it was granted and the term of the option shall be stated in the Option Agreement.

         Generally, an option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the option and full payment has been received by the Company. The purchase price of the stock acquired pursuant to the option shall be paid, at the time the option is exercised, to the extent permitted by the statutes and regulations at the time that the option is exercised, either in cash or check.

         In the event that an optionee's continuous status as a Director (as defined in the 2000 Directors Stock Option Plan) terminates (other than by death or disability), the optionee may exercise his or her option but only prior to
(i) the  expiration of three (3) months after the date of such  termination  and
(ii) expiration of the term of the option as set forth in the Option Agreement, and only to the extent that the optionee was entitled to exercise it as of the date of such termination.

         In the event that an optionee's continuous status as a Director terminates as a result of the optionee's disability, the optionee or his or her personal representative may exercise his or her option, but only within twelve
(12) months from the date of such termination, and only to the extent that such optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the option as set forth in the Option Agreement).

         In the event of the death of the optionee, the option may be exercised, at any time within twelve (12) months of the death of the optionee (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the option as set forth in the Option Agreement.

Transferability

         A Director's stock option shall not be transferrable except: (i) by will or by laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Act, as amended ("ERISA"), or the rules thereunder (a "QDRO") and shall be exercisable during the lifetime of the optionee only by such person or any transferee pursuant to a QDRO; or (ii) without payment of consideration, to immediate family members (i.e. spouses, children and grandchildren) of the optionee or to a trust for the benefit of such family members, or partnership whose only partners are such family members.

Adjustments upon Changes in Capitalization or Merger

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock subject to the Plan and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no option has yet been granted or have been returned to the Plan upon cancellation or expiration, as well as the price per share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of shares of Common Stock effected without consideration by the Company. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive.

         In the event of dissolution or liquidation of the Company, each outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion, declare that any option shall terminate as of a date fixed by the Committee and give each optionee the right to exercise his or her option as to all or any part of the optioned shares, including the shares as to which the option would not otherwise be exercisable.

         In the event of a proposed sale of substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding option shall be assumed or an equivalent option shall be substituted by such successor entity or an affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all optioned shares, including shares as to which the option would not otherwise be vested. Notwithstanding anything to the contrary in the Plan, the Committee may grant options which provide for acceleration of the vesting of shares subject to an option upon Change of Control as defined in the Plan.

Certain Federal Income Tax Consequences

         The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the 2000 Directors Stock Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant in the 2000 Directors Stock Option Plan or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

         If a grant is awarded to a participant in accordance with the terms of the 2000 Directors Stock Option Plan, no income will be recognized by such participant at the time the grant is awarded.

         Generally, on exercise of a nonqualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and will be deductible for tax purposes by the Company, in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a nonqualified stock option ordinarily will result in long term or short term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between (i) the amount realized on such disposition and (ii) the sum of (x) the purchase price and (y) the amount of ordinary income recognized in connection with the exercise of the nonqualified stock option.

         Section 16(b) of the Exchange Act generally requires officers, directors and ten percent shareholders of the Company to disgorge profits from buying and selling the Common Stock within a six month period. Generally, unless the participants in the 2000 Directors Stock Option Plan elect otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a nonqualified stock option will generally be the date of exercise.

         If a nonqualified stock option is exercised through the use of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to the shares used to exercise the option.

         The Company may be required to withhold tax on the amount of income recognized by an optionee upon exercise of a nonqualified stock option.

Shareholder Approval

         While shareholder approval of the 2000 Directors Stock Option Plan is no longer required by Section 16(b) of Exchange Act or by New Jersey law, such approval is required by the explicit terms of the Plan and by the listing requirements. Should shareholder approval not be obtained the Plan will not take effect.

         MR. WILLEM KOOYKER HAS INFORMED THE COMPANY THAT HE IS OPPOSED TO THE 2000 DIRECTORS STOCK OPTION PLAN. IT IS HIS POSITION THAT THE CURRENT
COMPENSATION OF THE BOARD IS ADEQUATE AND AN INCREASE AT THIS TIME IS INAPPROPRIATE. THE REMAINING DIRECTORS RECOMMEND A VOTE FOR APPROVAL OF THE 2000 DIRECTORS OPTION PLAN.

New Plan Benefit Table

         The Company has not included a benefits table because the options will have exercise prices equal to the fair market value of the Common Stock as of the date of shareholder approval, these options have no value at the present time.

Independent Public Accountants

         The Board of Directors has selected Grant Thornton LLP to be the independent public accountants for the Company for the fiscal year ending December 31, 2000. A member of that firm will be present at the Annual Meeting and available to respond to appropriate questions from the shareholders, and make a statement if desired to do so.

Financial and Other Information Incorporated by Reference

         A copy of the Company's 1999 Annual Report is being sent to each shareholder along with this Proxy Statement and is incorporated herein by reference. This information should be read by shareholders in conjunction with this Proxy Statement.

Proposals by Security Holders

         Proposals by shareholders intended to be presented at the 2001 Annual Meeting of Shareholders (which the Company currently intends to hold in April of 2001) must be received by the Secretary of the Company by November 28, 2000 for inclusion in its Proxy Statement and form of proxy relating to that meeting. If the date of the next annual meeting is changed by more than 30 calendar days from such anticipated time frame, the Company shall, in a timely manner, inform its shareholders of the change and the date by which proposals of shareholders must be received. All such proposals should be directed to the attention of the Secretary, SVB Financial Services, Inc., 103 West End Avenue, Somerville, New Jersey 08876.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than that stated in the Notice. Should any other matter properly come before the meeting and any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                                                       EXHIBIT A


                          SVB FINANCIAL SERVICES, INC.

                        2000 INCENTIVE STOCK OPTION PLAN

1.       PURPOSES.

                  (a) Opportunity to Purchase Stock. The purpose of the Plan is to provide a means by which selected Employees of the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of the Company and its Affiliates, to secure and retain the services of new Employees of the Company and its Affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                  (b) Incentive Stock Options. The Company intends that the Options issued under the Plan shall be Incentive
Stock Options.

                  (c) The 2000 Incentive Stock Option Plan is a new incentive stock option plan in addition to the Company's existing 1997 Restated Incentive Stock Option Plan.

1.       DEFINITIONS.

                  (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) respectively of the Code, whether such corporations are now or are hereafter existing.

                  (b)      Board" means the Board of Directors of the Company.

                  (c) "Change of Control" means the occurrence, at any time after December 31, 1996, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer ownership of any voting stock of the Company to any Person or "group" (as such term is defined in Section 13 (d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), of Persons as a consequence of which those Persons who held the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group" of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing

Directors) during any period of 12 consecutive months all or any portion of which is after as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the Board of Directors of the Company unless a separate Committee has been appointed by the Board in accordance with
Section 3(c) of the Plan.

                  (f) "Common Stock" means the common stock of SVB Financial Services, Inc., a New Jersey corporation.

                  (g) "Company" means SVB Financial Services, Inc., a New Jersey corporation.

                  (h) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any member of the Board of Directors of the Company elected after the first day of such period at any annual meeting of the shareholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such Committee were Continuing Directors at the time of such nomination, and
(iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors of the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

                  (i) "Continuous Status as an Employee" means the employment or relationship as an employee is not interrupted or terminated with the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of : (1) any sick leave, military leave, or any leave of absence approved by the Committee; provided, however, that for purposes of the Incentive Stock Options, any such leave is for a period of not more than ninety
(90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute; or (2) transfers between locations of the Company or between the Company and its Affiliates or between the Company or its Affiliates on the one hand and their successors, on the other hand.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means permanent and total disability as defined in Section 22 (e) (3) of the Code.

                  (l) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b) (3) (i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

                  (m) "Employee" means any person, including officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (n) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  (o) "Fair Market Value" means, as of the any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a share of Common Stock shall be the Closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or exchange with the greatest volume of trading in the Common Stock), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean of the closing bid and the asked prices for the Common Stock on the date of determination (or, if such prices are not reported for such date, such prices as reported on the nearest preceding date), as reported in the Wall Street Journal or such other source as the Committee deems reliable;

                  (iii) If the Fair Market Value is not  determined  pursuant to
(i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

                  (p) "Incentive Stock Option" means an Option qualifying as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (q) "Nonstatutory Stock Option" means an Option not qualifying as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and the Optionee evidencing the conditions of an individual Option grant. The Option Agreement shall be subject to the terms and conditions of the Plan.

                  (u) "Optioned Shares" means with respect to any Option the Shares of the Common Stock subject to the Option.

                  (v) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (w) "Person" means an individual or an entity.

                  (x) "Plan" the SVB Financial Services, Inc. 2000 Incentive Stock Option Plan.

                  (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

                  (z) "Shares" shall mean a share of Common Stock, as adjusted in accordance with Section 10.

2.       ADMINISTRATION.

                  (a)  Committee.   The  Plan  shall  be   administered  by  the
Committee.

                  (b) Powers. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

                           (i)     grant Options;

                           (ii) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share of the Common Stock;

                           (iii) determine, in accordance with Section 6, the exercise price per Share at which Options may be exercised;

                           (iv) determine the Employees to whom, and the time or times at which, Options shall be granted, the number of shares of Optioned Stock subject to each Option and the vesting schedule of such Options;

                           (v) determine the terms and provisions of each Option granted (which need not be identical) and the forms of Option Agreements and, with the consent of the Optionee, and subject to
                                   Section 11, to modify or amend any outstanding Option;

                           (vi) accelerate or defer (with the consent of the Optionee) the date of any outstanding Option;

                           (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;

                           (viii)  amend the Plan as provided in Section 11;

                           (ix) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan, subject to
                                   Section 11; including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan Fully effective;

                           (x) authorize the sale of shares of the Company's Common Stock in connection with the exercise of the Options;

                           (xi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution thereof new Options relating to the same or different numbers of Shares, but having an exercise price per share consistent with Section 6(b) at the date of the new Option grant; and

                           (xii) make all other determination deemed necessary or advisable for the administration of the Plan.

                  (c) Committee. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such Committee shall be Disinterested Persons, if required under Section 3 (d). From time to time, the Board may increase the size of the Committee and appoint such additional members, remove members (with or without cause) and substitute new members of the committee, fill vacancies, (however caused) and remove members of the committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing plans intended to qualify as a discretionary plan under Rule 16b-3.

                  (d) Exchange Act Registration. Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

3.       SHARES SUBJECT TO PLAN.

                  (a) Number of Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options is 150,000 shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan.

                  (b) Stock Subject to Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

                  (a) Employees. Incentive Stock Options may be granted to Employees only.

                  (b) 10% Holders. No person shall be eligible for the grant of an Incentive Stock Option, if, at the time of the grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of the grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of the grant.

                  (c) Directors. A Director shall only be eligible for the benefits of this Plan if he or she is also an Employee, provided, however, a Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of Optioned Shares which may be covered by Options granted to the Director: (i) the Committee consists only of Non-Employee Directors; or, (ii) the Plan otherwise complies with the requirements of Section 16b-3.

                  (d) Other Limits on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time of the grant) of stock with respect to which Incentive

Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand ($100,000) Dollars, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

5.       OPTION PROVISIONS.

                  Each Option Agreement shall be in such form and contain such terms and conditions as the Committee shall deem appropriate. In the event that any provision of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

                  (a) Term. No Option shall be exercisable after the expiration of five (5) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

                  (b) Price. Subject to Section 5, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Stock Option shall not be less than the par value of the Optioned Shares on the date the Option was exercised.

                  (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either in cash or check.

                  (d) Exercise. Subject to 9(f), an Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state or local tax withholding requirements.

                  (e) Non-Transferability. An Incentive Stock Option shall not be transferrable except by will or by laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such person.


                  (f) Vesting. The total number of shares of stock subject to an Option may, but need not, be allocated in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of the installment periods, the option may become exercisable ("Vest") with respect to some of all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but has not been fully exercised. During the remainder of the term of the Option, (if its term extends beyond the end of the installment period), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of the this subsection are subject to any Option provisions governing minimum number of Shares as to which an Option may be exercised. Options may not be exercised in fractional shares.

                  (g)  Securities  Compliance.   The  Company  may  require  any
Optionee, or any person to whom an Option is transferred under Section 6 (f), as a condition of exercising such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone, or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with the present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, or (ii) as to any such requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the applicable securities laws. The Company may, upon advice of Counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary and appropriate in order to comply with applicable securities laws, including but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares of Common Stock issued upon the exercise of an Option. The Company has no obligation to undertake registration of Options or the Shares of Common Stock issued upon the exercise of an Option.

                  (h) Termination of Employment. In the event an Optionee's Continuous Status an Employee terminates (other than by the Optionee's death or disability), the Optionee may exercise his or her Option but only prior to the
(i) expiration of three (3) months after the date of such termination and (ii) expiration of the term of the Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of such termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If after termination, the Optionee does not fully exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate and the Shares covered by the unexercised portion of the such Plan shall revert to and again become available under the Plan.

                  (i) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of such termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again be available under the Plan. If, after such termination, the Optionee does not fully exercise his or her Option within the time period specified herein, the Option shall terminate and the Shares covered by the unexercised portion of the Option shall revert to and again become available under the Plan.

                  (j) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised , at any time within twelve (12) months following the date of death (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the Option as set forth in the Option agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option as of the date of his or her death. If at the time of death, the Optionee was not entitled to exercise his or her entire Option, then the Shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option, does not fully exercise the Option within the time period specified herein, then the Shares covered by the unexercised portion of the Option shall revert to and again become available under the Plan.

6.       COVENANTS OF THE COMPANY.

                  (a) Reserves. During the term of the Options, the Company shall keep available at all times and shall reserve the number of shares required to satisfy such Options upon exercise.

                  (b) Regulatory Approvals. The Company shall seek and obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan or any Option or any Shares issued or issuable pursuant to such Options. If, after reasonable efforts, the Company is unable to obtain from such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of the Shares under the Plan, the Company shall be relieved from any liability for failure to issue or sell Shares upon exercise of such Options unless and until authority is obtained.

         7.       USE OF PROCEEDS FROM STOCK.

                  Proceeds from the sale of the stock pursuant to Options shall constitute general funds of the Company.

         8.       MISCELLANEOUS.


                  (a) Acceleration of Vesting. The committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will Vest pursuant to Section 6
(g), notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will Vest.

                  (b) No Rights as Shareholder. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any Shares subject to such Option including, but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for the exercise of the Option according to its terms, the certificates evidencing such Shares have been issued and such person has become the record owner of such Shares.

                  (c) No Right To Continue as Employee. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, or Optionee any right to continue in the employ of the Company, or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment or the relationship of any Employee or Optionee with or without cause.

                  (d) Date of Grant. Once shareholder approval of the Plan has been obtained, the date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant. The Code may cause the grant date to be recognized as the date of the grant even though shareholder approval has not been obtained.

                  (e) Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Committee fails to comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (f) Conditions Upon Exercise of Options. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless he exercise of such Option and the Issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (g) Grants Exceeding Allotted Shares. If the Optioned Shares exceed, as of the date of the grant, the number of shares that may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Shares, unless shareholder approval of an amendment to the Plan sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11 of the Plan.

                  (h) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when it is received. Any written notice to Optionee required by the Plan shall be addressed to the Optionee at the address on file for the Optionee with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight delivery service.

9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the maximum number of Shares of Common Stock subject to the Plan, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Option has yet been granted or have been returned to the plan upon cancellation or expiration of an option, as well as the price per share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of shares of Common Stock effected without consideration by the Company; provided, however that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Merger or Asset  Sale.  Subject to Section 10 (b),  in the
event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section, the Option shall be considered to be assumed if following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether in stock, cash, or other securities or property) received in the merger or sale of asset by holders of Common Stock for each share of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration, the type of Common Stock); provided, however, that if such consideration received in the solely common equity of the successor entity or its Affiliates, the Committee may, with the consent of the successor entity the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely Common Stock of the successor entity or its Affiliates equal Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

                  (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant options which provide for the acceleration of the vesting of shares subject to an Option upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

         10.      AMENDMENT OF THE PLAN.

                  (a) Amendments by the Committee. The Committee at any time, from time to time, may amend the Plan, provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with the changes in the Code, ERISA or the rules and regulations promulgated thereunder.

                  (b) Compliance with the Code and Rule 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and the Options granted hereunder into compliance with the Code and Rule 16b-3.

                  (c) Shareholder Approval. Notwithstanding anything to the contrary, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements or any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required shall be obtained in such manner and to such degree as is required by the applicable law, rule or regulation.

                  (d) Rights and Obligations Granted Prior to Amendments. Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionee or his or her successor and (ii) such person consents in writing.

11.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) Termination Date. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years of the date the Plan is adopted by, the Board of Directors or approved by shareholders of the Company which ever date is earlier. No Options may be granted under the Plan while it is suspended or after it is terminated.

                  (b) Alteration of Existing Rights. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan except with the consent of the Optionee or his or her successor.

12.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company. Continuance of the Plan shall be subject to the approval of the shareholders within 12 months from the date of the Plan or the Board.

                                                                       EXHIBIT B

                          SVB FINANCIAL SERVICES, INC.

                        2000 DIRECTORS STOCK OPTION PLAN


2.       PURPOSES.

                  (a) Opportunity to Purchase Stock. The purpose of the Plan is to provide a means by which Directors of the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Non-Employee Directors of the Company and its Affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                  (b) Nonstatutory Stock Options. The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options.

13.      DEFINITIONS.

                  (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) respectively of the Code, whether such corporations are now or are hereafter existing.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Board of Directors of the Company unless a separate Committee has been appointed by the Board in accordance with
Section 3(c) of the Plan.

                  (e) "Common Stock" means the common stock of SVB Financial Services, Inc., a New Jersey corporation.

                  (f)   "Company"   means  SVB  Financial   Services,   Inc.,  a
corporation of the State of New Jersey.

                  (g) "Continuous Status as a Director" means the relationship as member of the Board of Directors is not interrupted or terminated with the Company or any Affiliate. Continuous Status as a Director shall not be considered interrupted in the case of : (1) any sick leave, military leave, or any leave of absence approved by the Committee.

                  (h) "Director" means a member of the Board and includes Directors who are officers and Employees of the Company or its Affiliates and Directors that are neither Employees or Officers of the Company or any of its Affiliates.

                  (i) "Disability" means permanent and total disability as defined in Section 22 (e) (3) of the Code.

                  (j) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b) (3) (i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

                  (k) "Employee" means any person, including officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of the any date, the value of the Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a Share of Common Stock shall be the Closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as  quoted on such  system or  exchange
                                    (or exchange with the greatest volume of trading in the Common Stock), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and the asked prices for the Common Stock on the date of determination (or, if such prices are not reported  for  such  date,  such  prices  as
                                    reported on the nearest  preceding date), as
                                    reported in the Wall Street  Journal or such
                                    other   source   as  the   Committee   deems
                                    reliable;

                           (iii) If the Fair Market Value is not determined pursuant to (i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

                  (n)   "Non-Statutory   Stock   Option"  means  an  Option  not
qualifying as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (p)"Option" means a stock option granted pursuant to the Plan.


                  (q) "Option Agreement" means a written agreement between the Company and the Optionee evidencing the conditions of an individual Option grant. The Option Agreement shall be subject to the terms and conditions of the Plan.

                  (r) "Optioned Shares" means with respect to any Option the Shares of the Common Stock subject to the Option.

                  (s)  "Optionee"  means a  Director  who  holds an  outstanding
Option.

                  (t) "Person" means an individual or an entity.

                  (u) "Plan" the SVB Financial Services, Inc. 2000 Directors Stock Option Plan.

                  (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

                  (w) "Shares" shall mean a Share of Common Stock, as adjusted in accordance with Section 10.
14.      ADMINISTRATION.

                  (a)  Committee.   The  Plan  shall  be   administered  by  the
Committee.

                  (b) Powers. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

                           (i) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share of the Common Stock;

                           (ii) determine the terms, provisions, and the forms of Option Agreements and, with the consent of the Optionee, and subject to
                                    Section   11,   to   modify   or  amend  any
                                    outstanding Option;

                           (iii)    accelerate or defer (with the consent of the
                                    Optionee)   the  date  of  any   outstanding
                                    Option;

                           (iv)     authorize any person to execute on behalf of
                                    the  Company  any  instrument   required  to
                                    effectuate the grant of an Option;

                           (v) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan, subject to
                                    Section 11; including correcting any defect,
                                    omission or  inconsistency in the Plan or in
                                    any Option  Agreement,  in any manner and to
                                    the  extent  it  shall  deem   necessary  or
                                    expedient to make the Plan Fully effective;

                           (vi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution thereof new Options relating to the same numbers of Shares, but having an exercise price per Share consistent with Section 6(b) at the date of the new Option grant; and

                           (vii)    make   all   other   determination    deemed
                                    necessary    or     advisable     for    the
                                    administration of the Plan.

                  (c) Committee. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such Committee shall be Non- Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of the Committee and appoint such additional members, remove members (with or without cause) and substitute new members of the committee, fill vacancies, (however caused) and remove members of the committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing plans intended to qualify as a discretionary plan under Rule 16b-3.

                  (d) Exchange Act Registration. Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

15       GRANT OF OPTIONS AND SHARES SUBJECT TO PLAN.

                  (a)  Upon  the  Effective  Date of the  Plan as set  forth  in
Section 13 hereof, each Non-Employee Director as of December 31, 1999 shall be granted an Option to purchase 4,500 Shares of the Common Stock at Fair Market Value on said Effective Date.

                  (b) Number of Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options is 60,000 Shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall not become available for future issuance under the Plan.

                  (c) Stock Subject to Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

16       ELIGIBILITY.

                  (a) Directors Eligible. Nonstatutory Stock Options shall be granted to each of the Non-Employee Directors upon the Effective Date of the Plan as set forth in Section 13 hereof immediately following adoption of the Plan by the Board and approval thereof by the stockholders as provided in
Section 13 hereafter.

                  (b) Directors. A Director shall be eligible for the benefits of the Plan only if he/she is a Non-Employee Director.

17       OPTION PROVISIONS.

                  Each Option Agreement shall be in such form and contain such terms and conditions as the Committee shall deem appropriate. In the event that any provision of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

                  (a) Term. No Option shall be exercisable after the expiration of five (5) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

                  (b) Price. The exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Stock Option shall not be less than the par value of the Optioned Shares on the date the Option was exercised.

                  (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either in cash or check.

                  (d) Exercise. Subject to 9(f), an Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state or local tax withholding requirements.

                  (e) Non-Transferability. A Directors Stock Option shall not be transferrable except: (i) by will or by laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Act, as amended ("ERISA), or the rules thereunder (a "QDRO") and shall be exercisable during the lifetime of the Optionee only by such person or any transferee pursuant to a QDRO; or (ii) without payment of consideration, to immediate family members (i.e. spouses, children and grandchildren) of the Optionee or to a trust for the benefit of such family members, or partnership whose only partners are such family members.

                  (f)  Securities  Compliance.   The  Company  may  require  any
Optionee, or any person to whom an Option is transferred under Section 6 (f), as a condition of exercising such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone, or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with the present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, or (ii) as to any such requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the applicable securities laws. The Company may, upon advice of Counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary and appropriate in order to comply with applicable securities laws, including but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares of Common Stock issued upon the exercise of an Option. The Company has no obligation to undertake registration of Options or the Shares of Common Stock issued upon the exercise of an Option.

                  (g) Termination of Service. In the event an Optionee's Continuous Status a Director terminates (other than by the Optionee's death or disability), the Optionee may exercise his or her Option but only prior to the
(i) expiration of three (3) months after the date of such termination and (ii) expiration of the term of the Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of such termination. If after termination, the Optionee does not fully exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

                  (h) Disability of Optionee. In the event that an Optionee's Continuous Status as a Director terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, after such termination, the Optionee does not fully exercise his or her Option within the time period specified herein, then the Option shall terminate.

                  (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised , at any time within twelve (12) months following the date of death (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the Option as set forth in the Option agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option as of the date of his or her death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option, does not fully exercise the Option within the time period specified herein, then the Option shall terminate.

18       COVENANTS OF THE COMPANY.

                  (a) Reserves. During the term of the Options, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Options upon exercise.

                  (b) Regulatory Approvals. The Company shall seek and obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan or any Option or any Shares issued or issuable pursuant to such Options. If, after reasonable efforts, the Company is unable to obtain from such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of the Shares under the Plan, the Company shall be relieved from any liability for failure to issue or sell Shares upon exercise of such Options unless and until authority is obtained.

19       USE OF PROCEEDS FROM STOCK.

                  Proceeds from the sale of the stock pursuant to Options shall constitute general funds of the Company.

20       MISCELLANEOUS.

                  (a) No Rights as Shareholder. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any Shares subject to such Option including, but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for the exercise of the Option according to its terms, the certificates evidencing such Shares have been issued and such person has become the record owner of such Shares.

                  (b) No Right To Continue as Director. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Director or Optionee any right to continue in the employ of the Company, or any Affiliate, or to continue to serve as a member of the Board of Directors of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment or the relationship of any Director, Employee, Officer or Optionee with or without cause.

                  (c) Date of Grant. Once Shareholder approval of the Plan has been obtained, the date of grant of an Option shall, for all purposes, be the date on which the Shareholder approval of the Plan was obtained. Notice shall be given to each Optionee within a reasonable time after the date of such grant.

                  (d) Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Committee fails to comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (e) Conditions Upon Exercise of Options. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the Issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (f) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when it is received. Any written notice to Optionee required by the Plan shall be addressed to the Optionee at the address on file for the Optionee with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight delivery service.

21       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the maximum number of Shares of Common Stock subject to the Plan, the number of Shares of Common Stock covered by each outstanding Option and the number of Shares of Common Stock that have been authorized for issuance under the Plan but have been returned to the plan upon cancellation or expiration of an option, as well as the price per Share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued Shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of Shares of Common Stock effected without consideration by the Company; provided, however that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Merger or Asset  Sale.  Subject to Section 10 (b),  in the
event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the Shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their Shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section, the Option shall be considered to be assumed if following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether in stock, cash, or other securities or property) received in the merger or sale of asset by holders of Common Stock for each Share of Common Stock for each Share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration, the type of Common Stock); provided, however, that if such consideration received in the solely common equity of the successor entity or its Affiliates, the Committee may, with the consent of the successor entity the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely Common Stock of the successor entity or its Affiliates equal Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

22       AMENDMENT OF THE PLAN.

                  (a) Amendments by the Committee. The Committee at any time, from time to time, may amend the Plan, provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with the changes in the Code, ERISA or the rules and regulations promulgated thereunder.

                  (b) Compliance with the Code and Rule 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and the Options granted hereunder into compliance with the Code and Rule 16b-3.

                  (c) Shareholder Approval. Notwithstanding anything to the contrary, the Company shall obtain Shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements o any exchange or quotation system on which the Common Stock may be listed or quoted). Such Shareholder approval, if required, shall be obtained in such manner and to such degree as is required by the applicable law, rule or regulation.

                  (d) Rights and Obligations Granted Prior to Amendments. Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionee or his or her successor and (ii) such person consents in writing.

23    TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) Termination Date. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years of the date the Plan is adopted by, the Board of Directors or approved by Shareholders of the Company which ever date is earlier. No Options may be granted under the Plan while it is suspended or after it is terminated.

                  (b) Alteration of Existing Rights. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan except with the consent of the Optionee or his or her successor.

24    EFFECTIVE DATE OF PLAN AND GRANT OF OPTIONS.

                  The Plan and the Options granted hereunder shall become effective as of the date of approval of the Plan by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the 2000 Annual meeting of the Shareholders duly held in accordance with the applicable laws of the State of New Jersey.

                                 REVOCABLE PROXY
                          SVB FINANCIAL SERVICES, INC.


       [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2000

         The undersigned shareholder hereby constitutes and appoints each of ARTHUR E. BRATTLOF and ROBERT F. CRAMER, with full power of substitution, to act as proxy for and to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 27, 2000 at 5:30 P.M. prevailing local time at the Raritan Valley Country Club, Route 28, Somerville, New Jersey, or at any adjournment(s) thereof, on all matters coming before the meeting, including (but not limited to) the election of any person to the directorship for which a nominee named hereon is unable to serve.

   The undersigned instructs said proxies to vote:

1. Election of Directors:

   For a term to continue to the 2003 Annual Meeting:

   John K. Kitchen, Anthony J. Santye, Jr., G. Robert Santye,
         Herman C. Simonse, Donald R. Tourville


                                   With-              For All
                [   ]  For   [   ] hold       [   ]   Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

   THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED FOR ANY OF THE ABOVE NOMINEES, THE PROXIES WILL VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES.


                         Please be sure to sign and date

                          this Proxy in the box below.
                  _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

 Detach above card, sign, date and mail in postage paid envelope provided.

                          SVB FINANCIAL SERVICES, INC.

                               PLEASE ACT PROMPTLY

                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY